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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Northern Star Financial, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTHERN STAR FINANCIAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The Annual Meeting of Stockholders of Northern Star Financial, Inc. will be held on November 19, 2003, at 1:30 p.m. (Central Daylight Time), at the office of Northern Star Bank, 1650 Madison Avenue, Mankato, Minnesota, for the following purposes:

  1.
  To set the number of directors at eight (8).

  2.
  To elect three (3) Class II directors for the ensuing year.

  3.
  To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

        Only stockholders of record at the close of business on October 1, 2003, are entitled to notice of and to vote at the meeting or any adjournment thereof.

        Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ THOMAS P. STIENESSEN Thomas P. Stienessen Chief Executive Officer

Mankato, Minnesota
October 17, 2003

NORTHERN STAR FINANCIAL, INC.

Annual Meeting of Stockholders
November 19, 2003

PROXY STATEMENT

INTRODUCTION

        Your Proxy is solicited by the Board of Directors of Northern Star Financial, Inc. ("the Company") for use at the Annual Meeting of Stockholders to be held on November 19, 2003, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournment thereof.

        The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

        Any stockholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by stockholders by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a stockholder abstains from voting as to any matter, then the shares held by such stockholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

        The mailing address of the principal executive office of the Company is 1650 Madison Avenue, Mankato, Minnesota 56001. The Company expects that this Proxy Statement, the related proxy and Notice of Meeting will first be mailed to stockholders on or about October 17, 2003.

OUTSTANDING SHARES AND VOTING RIGHTS

        The Board of Directors of the Company has fixed October 1, 2003, as the record date for determining stockholders entitled to vote at the Annual Meeting. Persons who were not stockholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on October 1, 2003, 542,506 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

SHAREHOLDINGS OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table provides information as of October 1, 2003, concerning the beneficial ownership of Common Stock of the Company by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, by each executive officer of the Company named in the Summary Compensation Table, by each director and nominee for director of the Company, and by all current directors and executive officers of the Company as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class(1)
Thomas J. Reynolds 19 Dellview Lane Mankato, MN 56001	118,191	(2)	21.8%
Steven A. Loehr 5216 Richwood Drive Edina, MN 55436	81,955	(3)	15.1%
Dean M. Doyscher 78 Cree Point Drive Mankato, MN 56001	58,903	(4)	12.7%
Thomas P. Stienessen 1650 Madison Avenue Mankato, MN 56001	57,734	(5)	10.6%
Robert H. Dittrich 826 North Broadway New Ulm, MN 56073	63,492	(6)	11.7%
Michael P. Reynolds 74 Cree Point Drive Mankato, MN 56001	38,593	(7)	7.1%
Northern Star Bank 1650 Madison Avenue Mankato, MN 56001	32,700		6.03%
Susan L. Baker 455 Grove Street Upper Montclair, NJ 07043	30,000		5.53%
James H. Illies 300 East St. Germain St. St. Cloud, MN 56301	21,023	(8)	3.9%
Gerald W. Eick 1740 Mary Lane North Mankato, MN 56003	21,195	(9)	3.9%
Directors and Officers as a Group (8 persons)	47,086	(10)	63.4%

(1)
Under the rules of the Securities and Exchange Commission, shares not actually outstanding are nevertheless deemed to be beneficially owned by a person if such person has the right to acquire the shares within 60 days. Pursuant to such SEC rules, shares deemed beneficially owned by virtue of a person's right to acquire them are also treated as outstanding when calculating the percent of class owned by such person and when determining the percentage owned by a group.

(2)
Includes 21,400 shares which may be purchased by Thomas Reynolds upon exercise of options. Also includes 30,158 shares which may be issued upon conversion of Convertible Subordinated Unsecured Notes.

(3)
Includes 21,400 shares which may be purchased by Steven Loehr upon exercise of options. Also includes 5,555 shares which may be issued upon conversion of a Convertible Subordinated Unsecured Note.

(4)
Includes 20,000 shares which may be purchased by Dean Doyscher upon exercise of options. Also includes 9,523 shares which may be issued upon conversion of a Convertible Subordinated Unsecured Note.

(5)
Includes 16,734 shares which may be purchased by Thomas Stienessen upon exercise of options.

(6)
Includes 15,000 shares which may be purchased by Robert Dittrich upon exercise of options. Also includes 11,111 shares which may be issued upon conversion of a Convertible Subordinated Unsecured Note.

(7)
Includes 15,200 shares which may be purchased by Michael Reynolds upon exercise of options. Also includes 19,047 shares which may be issued upon conversion of a Convertible Subordinated Unsecured Note.

(8)
Includes 4,500 shares which may be purchased by James Illies upon exercise of options. Also includes 9,523 shares which may be issued upon conversion of a Convertible Subordinated Unsecured Note.

(9)
Includes 1,500 shares which may be purchased by Gerald Eick upon exercise of options.

(10)
Includes 115,734 shares which may be purchased by officers and directors as a group upon exercise of options and 84,917 shares which may be issued upon conversion of Convertible Subordinated Unsecured Notes.

ELECTION OF DIRECTORS
(Proposals #1 and #2)

General Information

        The Bylaws of the Company provide that the number of directors, which shall not be less than one, shall be determined by the stockholders at each annual meeting. The Bylaws also provide for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year. Only directors who are members of Class II will be elected at the Annual Meeting. Directors who are members of Classes I and III will continue to serve for the terms for which they were previously elected. The Board of Directors recommends that the number of directors be set at eight and that three Class II directors be elected at the Annual Meeting.

        Under applicable Minnesota law, approval of the proposal to set the number of directors at eight, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting. The Board of Directors nominates Robert H. Dittrich, Gerald W. Eick and Thomas P. Stienessen for re-election as Class II directors. If elected, Messrs. Dittrich, Eick and Stienessen will each serve for a three year term as a Class I director and until his successor has been duly elected and qualified.

        In the absence of other instructions, each proxy will be voted for each of the Class II nominees. If, prior to the meeting, it should become known that any of the Class II nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve.

        Following is information about the nominees and all other directors of the Company whose terms continue beyond the Annual Meeting.

        Robert H. Dittrich (Class II, term ending at 2003 Annual Meeting), age 66, has been a director of the Company since March 1999. Mr. Dittrich has been involved in banking as an owner and director since 1972. Mr. Dittrich is currently the owner and Chairman of American Community Banks and Insurance Agencies in Sleepy Eye, Medford and Chanhassen, Minnesota. Mr. Dittrich is also the owner of Dittrich Specialties of New Ulm and Inver Grove Heights, Minnesota, and Midwest Commodities Brokers and Traders, Inc. in New Ulm, Minnesota.

        Dean M. Doyscher (Class III, term ending at 2004 Annual Meeting), age 58, has been a director of the Company and Secretary since its formation. He served as Chief Financial Officer and Treasurer of the Company from August 29, 2001 until October 2002. Mr. Doyscher has served as President of Security Management and Realty, Inc. since 1978. Security Management and Realty, Inc. owns and manages commercial property throughout all of rural Minnesota including rural housing projects in over 55 Minnesota cities. Mr. Doyscher attended Minnesota State University where he earned both undergraduate and graduate degrees in Urban and Regional Planning. Mr. Doyscher was employed as the Deputy Director of the Model Cities Program for Lewiston, Maine before becoming the Director of Planning for the City of Mankato and Blue Earth County in 1972. During 1973-1976 Mr. Doyscher served as the first Executive Director of the Region Nine Development Commission serving nine counties in South Central Minnesota. Prior to forming his own management and realty company in 1988, Mr. Doyscher served from 1976-1988 as a consultant with Professional Planning and Development, providing rural Minnesota cities with tax increment financing, economic development, zoning and housing plans. Professional Planning and Development was named Minnesota's Economic Developer of the Year in 1988. Mr. Doyscher's other relevant experience includes service as President, Minnesota Planning Association; Director, Minnesota Council for Affordable and Rural Housing; and past member of the Board of Directors, Mid-America, Bank South.

        Gerald W. Eick (Class II, term ending at 2003 Annual Meeting), age 50, has been a director of the Company since May 2002 and was formerly a certified public accountant and partner in the accounting firm of Abdo, Eick & Meyers, LLP from 1974 to 2002. Mr. Eick became the Chief Financial Officer and Treasurer of the Company in October, 2002, and has been a Mankato area resident since 1968. During this time, he has served as a director and advisor to numerous private, professional, civic and charitable organizations, including Clear With Computers, American Institute of Certified Public Accountants, Minnesota Society of Certified Public Accountants, Mankato State University, Valley Industrial Development Corporation, Greater Mankato Area United Way, Belgrade Avenue United Methodist Church and Boy Scouts. Mr. Eick also currently serves as Chief Financial Officer of Weerts Companies, which is in the construction and sod farm business.

        James H. Illies (Class III, term ending at 2004 Annual Meeting), age 56, has been a director of the Company since October 2001. Mr. Illies has been a resident of St. Cloud for more than 30 years. He is currently a principal owner of INH Property Management, Inc. INH Property Management develops, manages and brokers commercial and multi-tenant real estate property throughout Minnesota, Iowa and North and South Dakota. He is a graduate of St. Cloud State University. He served as Trustee of St. Francis Xaviar Church, Commissioner of the Sartell Economic Development Commission, and past President of Minnesota Real Estate Management Institute.

        Steven A. Loehr (Class I, term ending at 2005 Annual Meeting), age 54, has been a director of the Company since March 1999. Mr. Loehr is currently a consultant to the mortgage banking industry. Mr. Loehr served as President of Homeland Mortgage, LLC, a mortgage banker, from July 1999 through December 1999. From February 1992 to September 1998 he served as Senior Vice President of Voyager Bank.

        Michael P. Reynolds (Class I, term ending at 2005 Annual Meeting), age 61, has been a director of the Company since its formation. Mr. Reynolds has served as Vice-President of Reynolds Welding Supply Company in Mankato, Minnesota and Welders Supply Company in Wilmar, Minnesota since 1963. Reynolds Welding Supply Company is engaged in the sale of industrial gases and welding supplies and operates in three states. Mr. Reynolds has been involved in many fund raising efforts for the Minnesota State University Athletic Department. He previously served as volunteer for the Mankato United Way and is a past president of the Mankato Golf Club. Mr. Reynolds is the brother of Thomas Reynolds.

        Thomas J. Reynolds    (Class III, term ending at 2004 Annual Meeting), age 66, has been a director of the Company since its formation. Mr. Reynolds is a Mankato native and has served as President of Welders Supply Company and Reynolds Welding Supply since 1952. Mr. Reynolds served on the Board of Directors for the National Bank of Commerce, presently called Mid-America Bank, for six years from 1984 to 1990. Mr. Reynolds is the brother of Michael Reynolds.

        Thomas P. Stienessen, (Class II, term ending at 2003 Annual Meeting), age 57, has been Chief Executive Officer, President and a director of the Company since its formation. Prior to forming the Company, Mr. Stienessen served as Chief Executive Officer and President of SGL, Inc., a holding company for the Family Bank, where Mr. Stienessen served as Chairman, Chief Executive Officer, President and a Director as well as a member of the Executive and Operating Committees since January 1991. Mr. Stienessen has more than 30 years of experience in banking and in mortgage banking, including consumer, residential, construction, commercial and commercial real estate lending. Mr. Stienessen's experience includes bank marketing, branch management, branch operations, accounting, planning and budgeting, underwriting and correspondent/lending. Previous banking experiences include positions as Senior Vice President of TCF Mortgage Corporation and Vice President and Regional Manager of TCF Bank.

Committee and Board Meetings

        The Company's Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Nominating Committee. The Audit Committee is responsible for reviewing the Company's audit process. During fiscal 2003, the Audit Committee, which consists of Messrs. Dittrich, Doyscher, Michael Reynolds and Thomas Reynolds, met five times. The Compensation Committee recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to executive officers of the Company and administers the Company's stock option plan. The Compensation Committee, which consists of Messrs. Dittrich, Doyscher, Illies, Michael Reynolds and Thomas Reynolds, met once during fiscal 2003. The Nominating Committee presents nominees for membership on the Board of Directors to the full Board for approval. The Nominating Committee will consider nominees recommended by stockholders of the Company. Such recommendations should be submitted in writing to Thomas Stienessen at 1650 Madison Avenue, Mankato, Minnesota 56001, and should include a biography of the nominee. The Nominating Committee, whose members are Messrs., Doyscher, Illies, Thomas Reynolds and Michael Reynolds met once during fiscal 2003.

        The Directors and Committee members often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and Committee action by unanimous written consent of all Directors or Committee members, in accordance with Minnesota law, rather than hold formal meetings. During fiscal 2003, the Board of Directors held 12 formal meetings. Each director attended at least 75% of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

Directors' Fees

        Directors currently receive directors' fees in the amount of $1,000 per year plus $500 for each regularly monthly scheduled Board meeting attended. In addition, under the Company's 1998 Equity Incentive Plan, persons who were nonemployee directors at the time of adoption of the Plan, who are subsequently elected or reelected to the Board of Directors, or whose office continues after a meeting at which directors are elected, are automatically granted a ten-year nonqualified option to purchase 3,000 shares of Common Stock at fair market value. This year, the Board decided not to increase the number of shares in the 1998 Equity Incentive Plan so all nonemployee directors waive their right to receive the automatic grant of an option to purchase 3,000 shares of Common Stock.

AUDIT COMMITTEE REPORT

        The Board of Directors maintains an Audit Committee comprised of four of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4310(c)(26)(B)(iii), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14).

        In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A to the proxy statement for the Company's 2001 annual meeting of stockholders), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

  (1)
  reviewed and discussed the audited financial statements with management;

  (2)
  discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

  (3)
  reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

        Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission.

Members of the Audit Committee:
Gerald Eick, Chairman
Thomas J. Reynolds
Robert H. Dittrich
Michael P. Reynolds

CERTAIN TRANSACTIONS

        The Company's wholly-owned subsidiary, Northern Star Bank, entered into a 10-year gross lease agreement in February, 1999 with Colonial Square Partners, Inc. to lease approximately 5,000 square feet of a 18,000 square foot single level, multi-tenant colonial style office building. The annual rental was approximately $66,000 for fiscal 2003. Dean Doyscher, a director and principal stockholder of the Company was, but no longer is, a partner of Colonial Square Partners, Inc. The Bank has not invested any funds for leasehold improvements for fiscal 2003. The Company obtained an independent appraisal of market rents in the Bank's proposed market. The Company believes that this transaction is on terms no less favorable to the Bank than could be obtained from an unaffiliated third party.

        In March, 2001, the Bank entered into a 10-year lease agreement with Five Star Properties of St. Cloud, LLC to lease approximately 3,100 square feet of a two-story multi tenant bank building in St. Cloud, Minnesota. The annual rental was approximately $53,000 for fiscal 2003. The lease was subject to regulatory (FDIC and the State of Minnesota) review and approval. James H. Illies, a director of the Company and director of Northern Star Bank, is an owner of Five Star Properties of St. Cloud, LLC. The Bank invested approximately $20,180 in leasehold improvements, furniture, fixtures and equipment for the facility. The Company believes that this transaction is on terms no less favorable to the Bank than could be obtained from an unaffiliated third party.

        In July and August 2001, the Company issued Convertible Subordinated Unsecured Notes to accredited investors in the aggregate principal amount of $1,000,000. The Notes accrue interest at a rate of 8% per annum and are due and payable three years from the issuance date in 2004. The Holder of the Note has the right to convert all or any part of the principal amount and accrued but unpaid interest into shares of Company Common Stock at $10.50 per share at any time before it is paid. Each of Thomas Reynolds and Michael Reynolds, directors of the Company, acquired Notes in consideration for $200,000. Dean Doyscher and James Illies, directors of the Company, each acquired Notes in consideration for $100,000.

        In June, July and August 2002, the Company issued Convertible Subordinated Unsecured Notes to accredited investors in the aggregate principal amount of $650,000. The Notes accrue interest at a rate of 7% per annum and are due and payable three years from the issuance date in 2005. The Holder of the Note has the right to convert all or any part of the principal amount and accrued but unpaid interest into shares of Company Common Stock at $9.00 per share at any time before it is paid. Each of Thomas Reynolds and Steven Loehr, directors of the Company, acquired Notes in consideration for $100,000 and $50,000, respectively. Robert Dittrich, a director of the Company, acquired a Note in the amount of $150,000, which was subsequently repaid.

        In January and April 2003, the Company issued Convertible Subordinated Unsecured Notes to accredited investors in the aggregate principal amount of $150,000. The Notes accrue interest at a rate of 7% per annum and are due and payable three years from the issuance date in 2003. The Holder of the Note has the right to convert all or any part of the principal amount and accrued but unpaid interest into shares of Company Common Stock at $9.00 per share at any time before it is paid. Robert Dittrich, a director of the Company, acquired a Note in consideration for $100,000 and also acquired a Note in the amount of $50,000, which was subsequently repaid.

        From time to time the Company's wholly-owned subsidiary, Northern Star Bank, has made loans to certain officers and directors of the Company and their associates, as well as with corporations or organizations with which they are connected as officers, directors, stockholders or partners. Such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. Loans made to directors and executive officers are in compliance with federal banking regulations and are thereby exempt from insider loan prohibitions included in the Sarbanes-Oxley Act of 2002.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth certain information regarding compensation paid to the Chief Executive Officer for the last three fiscal years. No other executive officer received total salary and bonus compensation in excess of $100,000 for fiscal 2003.

Summary Compensation Table

	Annual Compensation			Long-term Compensation
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Restricted Stock Award ($)	Securities Underlying Options (# of shares)
Thomas P. Stienessen Chief Executive Officer and President of Company & of Northern Star Bank	2003 2002 2001	116,649 110,807 106,545	13,574 — —	— — —	3,000 3,000 5,000

(1)
Compensation to Mr. Stienessen is paid by Northern Star Bank, the Company's wholly-owned subsidiary.

Employment Agreement

        The Company has entered into an employment agreement with Thomas P. Stienessen pursuant to which Mr. Stienessen serves as the President and Chief Executive Officer of Northern Star Bank. The agreement was for an initial term of three years and is renewed automatically for additional one-year terms unless terminated by either party. During the term of the agreement, Mr. Stienessen will be paid an annual salary determined by the Board (currently $112,491) and is eligible to participate in discretionary bonuses that may be authorized by the Board of Directors to senior management of the Bank. Mr. Stienessen will be eligible to participate in any management incentive program of the Bank or any long-term equity incentive program and will be eligible for grants of stock options and other awards thereunder. Additionally, Mr. Stienessen will participate in any retirement, welfare and other benefit programs established by the Bank and is entitled to a life insurance policy and an accident liability policy and reimbursement for automobile expenses, club dues, and travel and business expenses. Furthermore, if in connection with a change of control of the Bank, Mr. Stienessen is terminated without cause or voluntarily quits because of certain specified reasons, he is entitled to a lump sum payment of 2.99 times his annual base salary.

Option/SAR Grants During 2003 Fiscal Year

        The following table sets forth options that have been granted to the Chief Executive Officer during the Company's last fiscal year ended June 30, 2003. The Company has not granted any stock appreciation rights.

Name	Number of Securities Underlying Options/SARs Granted		Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date
Thomas P. Stienessen	3,000	(1)	11.7%	$6.50	3/26/13

(1)
Such option is exercisable in three equal annual installments of 1,000 shares each, commencing March 26, 2004.

Aggregated Option/SAR Exercises During 2003 Fiscal Year and Fiscal Year End Option/SAR Values

        No options were exercised by the Chief Executive Officer during fiscal 2003. The following table provides information related to the number and value of options held at fiscal year end by the Chief Executive Officer:

	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas P. Stienessen	16,734	6,666	$0	$0

(1)
Value of exercisable/unexercisable in-the-money options is equal to the difference between the fair market value of the Common Stock at fiscal year end and the option exercise price per share multiplied by the number of shares subject to options. The closing bid price as of June 30, 2003, as quoted on the OTC Bulletin Board, was $5.00.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended June 30, 2003, all Section 16(a) filing requirements applicable to Insiders were complied with except that Thomas Reynolds and Michael Reynolds were late filing two transactions, and Gerald Eick, James Illies, Steven Loehr, Robert Dittrich and Dean Doyscher were each late filing one transaction.

INDEPENDENT PUBLIC ACCOUNTANT

        Boulay, Heutmaker, Zibell & Co. P.L.L.P. served as the Company's independent accountants for fiscal 2003. Representatives of Boulay, Heutmaker, Zibell & Co. P.L.L.P. will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available to respond to appropriate questions from the Company's stockholders.

        On September 15, 2001, the Company dismissed Bertram Cooper & Co., LLP, the independent accountants which had been engaged by the Company for the fiscal year ended June 30, 2001, and selected McGladrey & Pullen, L.L.P. to serve as the Registrant's independent auditors for the 2002 fiscal year.

        There were not, in connection with the audit of the fiscal year ended June 30, 2001 and any subsequent interim period preceding the selection of McGladrey & Pullen, L.L.P, any disagreements with Bertram Cooper & Co., LLP, the independent accountant engaged by the Company for the fiscal year ended June 30, 2001, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Bertram Cooper & Co., LLP's satisfaction, would have cause it to make reference to the subject matter of the disagreement in connection with its report, nor has Bertram Cooper & Co., LLP's report on the financial statements of the Company for the fiscal year ended June 30, 2001 contained an adverse opinion or disclaimer of opinion or been qualified as to uncertainty, audit scope or accounting principles, nor are there any events requiring disclosure under Item 304(a)(1)(iv)(B) of Regulation S-B.

        On September 24, 2002, the Company dismissed McGladrey & Pullen, LLP, the independent accountants which had been engaged by the Company for the prior fiscal year, and on October 28, 2002, the Company selected Boulay, Heutmaker, Zibell & Co. P.L.L.P. to serve as the Company's independent auditors for the 2003 fiscal year

        There were not, in connection with the audit of the prior fiscal year and any subsequent interim period preceding the selection of Boulay, Heutmaker, Zibell & Co. P.L.L.P., any disagreements with McGladrey & Pullen, LLP the independent accountant engaged by the Company for the prior year, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to McGladrey & Pullen, LLP's satisfaction, would have cause it to make reference to the subject matter of the disagreement in connection with its report, nor has McGladrey & Pullen, LLP's report on the financial statements of the Company for the past year contained an adverse opinion or disclaimer of opinion or been qualified as to uncertainty, audit scope or accounting principles, nor are there any events requiring disclosure under Item 304(a)(1)(iv)(B) of Regulation S-B.

        Audit Fees.    The aggregate fees billed by Boulay, Heutmaker, Zibell & Co. P.L.L.P. for professional services rendered in connection with the audit of the Company's annual financial statements for fiscal 2003 and reviews of the financial statements included in the Company's Forms 10-KSB for fiscal 2003 were $15,338.38.

        Financial Information Systems Design and Implementation Fees.    Boulay, Heutmaker, Zibell & Co. P.L.L.P. did not bill any fees for financial information systems design and implementation services rendered to the Company during fiscal 2003.

        All Other Fees.    The aggregate fees billed by Boulay, Heutmaker, Zibell & Co. P.L.L.P. for all other non-audit services rendered to the Company during fiscal 2003, including fees for tax-related services, were $0.

        The Company's Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining Boulay, Heutmaker, Zibell & Co. P.L.L.P.'s independence and has determined that the provision of such services are compatible with maintaining the independence of Boulay, Heutmaker, Zibell & Co. P.L.L.P.

OTHER BUSINESS

        Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

STOCKHOLDER PROPOSALS

        Any appropriate proposal submitted by a stockholder of the Company and intended to be presented at the 2004 annual meeting of stockholders must be received by the Company by May 23, 2004, to be considered for inclusion in the Company's proxy statement and related proxy for the 2004 annual meeting.

        Also, if a stockholder proposal intended to be presented at the 2004 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after August 6, 2004, then management named in the Company's proxy form for the 2004 annual meeting will have discretionary authority to vote shares represented by such proxies on the stockholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

FORM 10-KSB

        A COPY OF THE COMPANY'S FORM 10-KSB ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 2003, (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT. NO PORTION OF SUCH REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH TO ANY STOCKHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). ANY SUCH REQUEST SHOULD INCLUDE A REPRESENTATION THAT THE STOCKHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF THE COMPANY'S COMMON STOCK ON OCTOBER 1, 2003, THE RECORD DATE FOR THE ANNUAL MEETING, AND SHOULD BE DIRECTED TO THOMAS P. STIENESSEN, PRESIDENT, AT THE COMPANY'S PRINCIPAL ADDRESS.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ THOMAS P. STIENESSEN Thomas P. Stienessen Chief Executive Officer
Dated:	October 17, 2003 Mankato, Minnesota

NORTHERN STAR FINANCIAL, INC.
PROXY FOR ANNUAL MEETING
Of Stockholders To Be Held
November 19, 2003

        The undersigned hereby appoints THOMAS P. STIENESSEN and GERALD W. EICK, and each of them, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Common Stock of Northern Star Financial, Inc. registered in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of Northern Star Bank, 1650 Madison Avenue, Mankato, Minnesota, at 1:30 p.m. (Central Daylight Time) on November 19, 2003, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

        The Board of Directors recommends that you vote FOR each proposal below.

1.
Set the number of directors at eight (8):

☐	FOR	☐	AGAINST	☐	ABSTAIN
2.
Elect three Class II directors: [Nominees: Robert H. Dittrich, Gerald W. Eick and Thomas P. Stienessen]

☐	FOR all nominees listed above (except those whose names have been written in below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed above
To withhold authority to vote for any individual nominee write that nominee's name on the line below

3.
Other Matters. In their discretion, the Proxies are...

☐	AUTHORIZED	☐	NOT AUTHORIZED...
to vote upon such other business as may properly come before the Meeting.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL, AND WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL NUMBER 3.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date:	, 2003

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where appropriate, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

QuickLinks

INTRODUCTION
OUTSTANDING SHARES AND VOTING RIGHTS
SHAREHOLDINGS OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
ELECTION OF DIRECTORS (Proposals #1 and #2)
AUDIT COMMITTEE REPORT
CERTAIN TRANSACTIONS
EXECUTIVE COMPENSATION
Summary Compensation Table
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT PUBLIC ACCOUNTANT
OTHER BUSINESS
STOCKHOLDER PROPOSALS
FORM 10-KSB
PROXY FOR ANNUAL MEETING